UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 22, 2026

Date of Report (Date of earliest event reported)

Plutonian Acquisition Corp II
(Exact name of Registrant as specified in its charter)

Cayman Islands	0-43249	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1216 Broadway New York, NY	10001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 886-8892

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and right	PLUNU	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	PLUN	The New York Stock Exchange
Rights, with each right entitling the holder to receive one-fourth of one Class A ordinary share upon completion of an initial business combination	PLUNR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Merger Agreement

The Business Combination

On September 3, 2026, Plutonian Acquisition Corp. II, a Cayman Islands exempted company (the “Company” or “Plutonian II”), entered into an Agreement and Plan of Merger and Business Combination Agreement (the “Business Combination Agreement”) with NT1 Pty Ltd, an Australian proprietary limited company (“NT1”), and such other persons as are contemplated to later join the Business Combination Agreement as “Purchaser” and “Merger Sub.” Plutonian II, NT1, Purchaser and Merger Sub are sometimes referred to herein individually as a “Party” and collectively as the “Parties.” Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Business Combination Agreement.

Pursuant to the Business Combination Agreement, at the closing of the Business Combination (as defined below), the shareholders of NT1 will transfer all of the issued and outstanding shares of NT1 to Purchaser in exchange for 50,000,000 Purchaser Shares (the “Closing Exchange Consideration”), representing aggregate consideration of $500,000,000 based on a deemed value of $10.00 per Purchaser Share (the “Acquisition Transfer and Exchange”). The Closing Exchange Consideration may be adjusted promptly following receipt by Plutonian II of an independent valuation report relating to NT1 and an independent technical report and summary prepared in accordance with Subpart 1300 of Regulation S-K. Any adjustment will be effective only if mutually agreed in writing by the Parties. Immediately following the Acquisition Transfer and Exchange, and in any event no later than two business days thereafter, Merger Sub will merge with and into Plutonian II, with Plutonian II surviving the merger as a wholly owned subsidiary of Purchaser (the “SPAC Merger”). As a result of the SPAC Merger, (i) each issued and outstanding ordinary share of Plutonian II, other than treasury shares and dissenting shares, will be converted into the right to receive one Purchaser Share; (ii) each unit of Plutonian II will be converted into the right to receive one unit of Purchaser, consisting of one Purchaser Share and one right to receive one-fourth of one Purchaser Share upon the closing of the Business Combination; and (iii) each right of Plutonian II will be converted into one right of Purchaser having the same terms. The Acquisition Transfer and Exchange, the SPAC Merger and the other transactions contemplated by the Business Combination Agreement are collectively referred to herein as the “Business Combination.”

The foregoing transactions and conversions of securities will occur upon the terms and subject to the conditions set forth in the Business Combination Agreement and in accordance with applicable law.

Board of Directors and Equity Incentive Plan

Immediately following the Closing, Purchaser’s board of directors will consist of five directors, including at least three independent directors. The Sponsor will designate one director, and NT1 will designate the remaining directors. Prior to the Closing, Purchaser will adopt an equity incentive plan reserving a pool of not more than 10% of Purchaser’s fully diluted capitalization immediately following the Closing. Awards under the plan will dilute all holders of Purchaser Shares on a pro rata basis and will not reduce the Closing Exchange Consideration issuable to NT1 shareholders.

Conditions to Closing

The obligations of the Parties to consummate the Business Combination are subject to customary closing conditions, including, among other things, (i) the absence of any applicable law, governmental order or third-party action prohibiting, enjoining or otherwise restricting the consummation of the Closing, (ii) the making and receipt of all required governmental filings, notices, consents, approvals and other actions, (iii) receipt of the requisite approval of Plutonian II’s shareholders, (iv) the expiration or termination of all applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and other applicable antitrust laws, (v) completion of all required filings under the Australian Foreign Acquisitions and Takeovers Act 1975, including receipt of any required FIRB Approval, and (vi) the absence of any unresolved tax notice that would prevent the transactions from qualifying for their intended tax treatment.

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The obligations of Plutonian II to consummate the Business Combination are subject to, among other things, (i) the performance by NT1 and the acquisition entities of their respective covenants and obligations, (ii) the truth and correctness of their representations and warranties (iii) the absence of any material adverse effect with respect to NT1, (iv) receipt of customary closing certificates, organizational documents, governmental approvals, third-party consents and other closing deliveries, (v) execution and effectiveness of the applicable additional agreements, and (vi) delivery of the required annual financial statements. NT1’s obligation to consummate the Business Combination is subject to, among other things, (i) the performance by Plutonian II of its covenants and obligations, (ii) the accuracy of Plutonian II’s representations and warranties, subject to the materiality standards set forth in the Business Combination Agreement, (iii) the absence of any material adverse effect with respect to Plutonian II, (iv) receipt of a customary closing certificate, (v) execution of the applicable additional agreements, (vi) the continued listing of Plutonian II’s securities on the NYSE and approval of the additional listing application for the Closing Exchange Consideration, and (vii) adoption of the Equity Incentive Plan.

Covenants

The Business Combination Agreement includes customary covenants of the parties with respect to efforts to satisfy the conditions to the consummation of the Merger. The covenants under the Business Combination Agreement include, among other things, (i) the obligation of each party to conduct its business in the ordinary course consistent with past practice and to refrain from specified actions outside the ordinary course without the required consents, (ii) restrictions on soliciting, initiating, encouraging, engaging in discussions or negotiations regarding, or entering into alternative transactions, subject to customary fiduciary‑out provisions and notice obligations, (iii) mutual covenants to provide reasonable access to books, records, properties, personnel and information, (iv) covenants requiring prompt notice of certain developments, including governmental communications, litigation, unsolicited alternative transaction proposals, breaches of representations and warranties, and material adverse changes, (v) obligations relating to the preparation, filing and clearance of SEC filings, including the proxy statement, responses to SEC comments, and related financial and other information required in connection therewith, (vi) covenants regarding the delivery of audited and interim financial statements and related financial information, and cooperation in the preparation of pro forma financial information, and (vii) other customary covenants, including but not limited to reasonable best efforts, tax matters, confidentiality, publicity, compliance with applicable laws, cooperation in obtaining required regulatory approvals and third‑party consents, maintaining stock exchange listing requirements, and cooperation in connection with financing and the consummation of the transactions contemplated by the Business Combination Agreement, as further described therein.

Representations and Warranties

The Business Combination Agreement contains customary representations and warranties of NT1 relating, among other things, to organization and good standing; authorization and enforceability; governmental approvals and non-contravention; capitalization and subsidiaries; organizational documents and corporate records; financial statements, books and records and absence of undisclosed liabilities or material changes; title to assets; litigation; material contracts; exploration licenses and permits; compliance with laws; intellectual property and proprietary geological and exploration data; customers and suppliers; receivables, payables and indebtedness; employees and employee benefits; employment matters; real property; taxes; environmental matters; brokers’ and finders’ fees; directors and officers; international trade and anti-bribery compliance; investment company status; affiliate transactions; privacy and data security; board approval; and independent investigation and non-reliance.

The Business Combination Agreement also contains customary representations and warranties of Plutonian II and, upon their formation and joinder, Purchaser and Merger Sub relating, among other things, to organization and good standing; authorization and enforceability; governmental approvals and non-contravention; capitalization; business activities; litigation; brokers’ and finders’ fees; investment company status; intended tax treatment; information supplied for SEC filings; the trust account; NYSE listing and Exchange Act reporting status; absence of market manipulation; board approval; SEC filings and financial statements; compliance with laws; anti-money laundering and sanctions matters; taxes; and independent investigation and non-reliance.

The representations and warranties in the Business Combination Agreement are made as of specified dates and generally do not survive the Closing.

Termination; Breakup Fee

The Business Combination Agreement may be terminated under certain customary and limited circumstances prior to the Closing, including: (i) by mutual written consent of NT1 and Plutonian II; (ii) by Plutonian II or NT1 if the other party breaches its representations, warranties or covenants in a manner that would cause the applicable closing conditions not to be satisfied and such breach is not cured by the earlier of 20 business days after notice and the outside date, subject to specified limitations; (iii) by NT1 or Plutonian II if (a) the Business Combination has not been consummated by June 30, 2027, or such later date as the Parties may agree in writing, subject to specified limitations; (b) a final, non-appealable governmental order prohibits the Business Combination, subject to specified limitations; or (c) the required Plutonian II shareholder approval is not obtained at the applicable shareholder meeting.

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If the Business Combination Agreement is validly terminated by one Party because of a material breach by the other Party under the specified termination provisions, the breaching Party must pay the terminating Party a breakup fee of $500,000, plus the terminating Party’s actually incurred, reasonable and documented transaction expenses. Subject to the exceptions set forth in the Business Combination Agreement for willful misconduct and fraud, payment of the breakup fee and expenses constitutes the terminating Party’s sole and exclusive remedy in the circumstances specified therein.

The foregoing description of the Business Combination Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Business Combination Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Additional Information and Where to Find It

This Current Report on Form 8-K relates to a proposed business combination involving Plutonian II, NT1, Purchaser and Merger Sub. In connection with the proposed Business Combination, Plutonian II intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a proxy statement (as may be amended from time to time, the “Proxy Statement”). After the SEC has completed its review, Plutonian II intends to mail a definitive Proxy Statement and other relevant documents to its shareholders as of the record date established for voting on the proposed Business Combination. Plutonian II and Purchaser may also file other documents regarding the proposed Business Combination with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF PLUTONIAN II ARE URGED TO READ THE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION.

Investors and security holders will be able to obtain free copies of the Proxy Statement and all other relevant documents filed or to be filed with the SEC by Plutonian II or Purchaser through the website maintained by the SEC at www.sec.gov. The documents filed by Plutonian II with the SEC may also be obtained free of charge upon written request to Plutonian Acquisition Corp. II, 1216 Broadway, New York, New York 10001.

Participants in Solicitation

Plutonian II, NT1, Purchaser and Merger Sub, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from Plutonian II shareholders in connection with the proposed Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Plutonian II’s shareholders will be set forth in the Proxy Statement. Information concerning Plutonian II’s directors and executive officers is set forth in Plutonian II’s final prospectus relating to its initial public offering, dated April 27, 2026, and subsequent reports filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the Proxy Statement when it becomes available.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed Business Combination among Plutonian II, NT1, Purchaser and Merger Sub. Forward-looking statements include information concerning the Parties’ possible or assumed future results of operations, business strategies, competitive position, industry environment, potential growth opportunities and the effects of regulation, including whether the proposed Business Combination will generate returns for shareholders. These forward-looking statements generally are identified by words such as “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.

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Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including: (a) the occurrence of any event, change or other circumstance that could give rise to termination of the Business Combination Agreement; (b) the outcome of legal proceedings that may be instituted following announcement of the Business Combination; (c) the inability to complete the Business Combination due to failure to obtain shareholder, governmental or regulatory approvals or satisfy other closing conditions; (d) changes to the proposed structure required or appropriate as a result of applicable laws, regulations, tax considerations or regulatory conditions; (e) the ability to meet applicable NYSE listing standards; (f) disruption to current plans and operations; (g) effects on business relationships, operating results and businesses generally; (h) the ability to recognize anticipated benefits of the Business Combination, including NT1’s ability to grow and manage growth and maintain relationships with management, key employees, suppliers and other counterparties; (i) costs related to the Business Combination; (j) changes in applicable laws or regulations; (k) economic, business or competitive factors; and (l) other risks and uncertainties indicated from time to time in Plutonian II’s SEC filings.

Copies of Plutonian II’s filings are available on the SEC’s website at www.sec.gov. The foregoing list of factors is not exhaustive. Readers should carefully consider the foregoing factors and the other risks and uncertainties described in documents filed by Plutonian II and, following the Closing, Purchaser, from time to time with the SEC. Forward-looking statements speak only as of the date they are made. The Parties assume no obligation to update or revise these statements except as required by law.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. This communication is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of securities in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an applicable exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger and Business Combination Agreement, dated September 3, 2026, by and among Plutonian Acquisition Corp. II, NT1 Pty Ltd and the other parties thereto
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUTONIAN ACQUISITION CORP II

Dated: September 22, 2026	By:	/s/ Wei Kwang Ng
	Name:	Wei Kwang Ng
	Title:	Chief Executive Officer

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